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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) May 23, 2005
                                                      -----------------

                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 8.01       OTHER EVENTS

         As of May 23, 2005, M2B World Pte Ltd., a wholly-owned subsidiary of Amaru, Inc., a Nevada corporation ("M2B World"), signed a letter of agreement with Singapore Telecommunications Ltd. (the "Agreement"). The Agreement extended the original contract dated July 26, 2004 between M2b World and Singapore Telecommunications Ltd. pursuant to which M2B World agreed to provide certain content services via Internet platforms, including the provision of four broadband entertainment sites with 26 channels for an exclusive high megabit broadband service with Singapore Telecommunications. This service has now been extended to cover 3G. 3G (Third Generation Wireless) refers to near-future developments in personal and business wireless technology, especially mobile communications. In this Agreement with Singapore Telecommunications, the 3G service is for the streaming of video content to the mobile phones.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 12, 2005                        AMARU, INC.


                                           By: /s/ Colin Binny
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                                               Colin Binny
                                               President